Agreement No. 35E137777
                                                           Date: October 1, 1999

                                  Exhibit 10.8


                                ISES Corporation

                       LICENSE AND DISTRIBUTION AGREEMENT


     ISES Corporation has appointed the entity named below as the Licensee ("Licensee") on the terms and conditions set forth in the attached License and Distribution Agreement.


Licensee:      Rockwell Collins, Inc.
               2001 West Mission Boulevard
               Pomona, CA   91766-1020

               Phone:  (909) 868-6165
               Fax:  (909) 868-1252

End User:      Air France,  45 rue de Paris,  F-95747  Roissy CDG cedex,  Paris,
               France

Territory:     Worldwide

Term: [Confidential treatment has been requested for the remaining portion of this Exhibit]